Prospectus Supplement	November 1, 2019

Putnam International Equity Fund
Putnam International Value Fund
Putnam Small Cap Growth Fund
Putnam Sustainable Leaders Fund
Prospectuses dated October 30, 2019

Effective November 25, 2019 (the “Effective Date”), class M shares of each fund will no longer be available for purchase. Class M shares of each fund acquired prior to the Effective Date will convert automatically to class A shares on the Effective Date.

319106 – 11/19